Income Taxes (Roll-forward of Valuation Allowance) (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2022		Mar. 31, 2021		Mar. 31, 2020
Valuation Allowance [Line Items]
Balance at beginning of fiscal year	¥ 129,150	[1]	¥ 165,278		¥ 158,581
Changes that directly affected Income tax expense	16,196	[2]	(39,410)		5,984
Others	17,818		3,282		713
Total	17,818		3,282		713
Balance at end of fiscal year	¥ 163,164	[1],[3]	¥ 129,150	[1]	¥ 165,278

[1]	The amount includes ¥85,001 million and ¥0 million related to MHSC’s net operating loss carryforwards resulting mainly from the organizational restructuring of certain foreign subsidiaries as of March 31, 2021 and 2022, respectively. The tax effect of the net operating loss carryforwards is substantially offset by ¥56,928 million and ¥0 million, respectively, of valuation allowance as a result of considering all available evidence regarding sources of future taxable income including historical trends in taxable income in the preceding periods and forecasted taxable income.
[2]	These amounts for the fiscal year ended March 31, 2022 represent mainly the reversal of an outside basis difference related to the share buyback conducted by MHSC in response to improving the capital position and aligning to the MHFG Group’s capital policy and the related increase in the valuation allowance.
[3]	The amount includes ¥0 million related to MHFG’s net operating loss carryforwards resulting mainly from intercompany capital transactions in relation to the share buyback conducted by MHSC as of March 31, 2022. The tax effect of the net operating loss carryforwards is substantially offset by ¥0 million of valuation allowance as a result of considering all available evidence regarding sources of future taxable income including historical trends in taxable income in the preceding periods and forecasted taxable income.